SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC  20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported)...... April 24, 2002


                            BLACKHAWK BANCORP, INC.
                            -----------------------
             (Exact name of registrant as specified in its charter)

         Wisconsin                     0-18599                 39-1659424
----------------------------   ------------------------   ---------------------
(State or other jurisdiction   (Commission File Number)   (IRS Employer Number)
 of incorporation)

         400 Broad Street, Beloit, WI                        53511
         ----------------------------                      ----------
         (Address of principal executive offices)          (Zip Code)


      Registrant's telephone number, including area code:  (608) 364-8911
                                                           --------------

Item 5.     Other Events.

Blackhawk Bancorp, Inc. announced the resignation of David A. Stearns, Executive Vice President effective May 1, 2002. In announcing the departure R. Richard Bastian, III stated, "Dave has made a substantial contribution to the establishment of policies and procedures that have enhanced our professionalism in meeting the needs of Blackhawk State Bank customers. He has improved our productivity, performance and accuracy and has provided leadership to many community initiatives."

Item 7.     Financial Statements and Exhibits

Exhibit                                Incorporated by      Filed
Number         Description             Reference to         Herewith

1.1            Press Release Dated                             X
               April 24, 2002

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  April 25, 2002                   BLACKHAWK BANCORP, INC.

                                        /s/Todd J. James
                                        ------------------------------
                                        Todd J. James
                                        Senior Vice President and CFO

                            BLACKHAWK BANCORP, INC.
                              BLACKHAWK STATE BANK
                       400 BROAD STREET, BELOIT, WI 53511

FOR IMMEDIATE RELEASE

Contact:  R. Richard Bastian, III - president and chief executive officer
Phone:    608-364-8911
Fax:      608-364-8937

                         STEARNS RESIGNS FROM BLACKHAWK

Beloit, WI (April 24, 2002) - Blackhawk State Bank announced that David A. Stearns, Executive Vice President and Senior Lending Officer has resigned his position to pursue other endeavors, effective May 1, 2002.

Commenting on Stearns departure, R. Richard Bastian, III, president and chief executive officer of Blackhawk, indicated that Stearns was brought in three years ago to improve lending policies and procedures, and lead Blackhawk's business banking expansion in Winnebago, Boone and Ogle counties. "Dave accomplished what he set out to achieve and leaves a legacy of the highest standard of professional behavior and expertise, said Bastian. "We wish him well in his pursuit of new opportunities," concluded Bastian. Stearns will not be replaced.

Blackhawk Bancorp, Inc. with total assets of approximately $317 million is the parent company of Blackhawk State Bank, which operates ten office locations in south central Wisconsin and north central Illinois. The stock of Blackhawk Bancorp, Inc. is publicly traded on the Over the Counter Market under the symbol BKHB.

When used in this communication, the words "believes," "expects," and similar expressions are intended to identify forward-looking statements. The Company's actual results may differ materially from those described in the forward-looking statements. Factors which could cause such a variance to occur include, but are not limited to, changes in interest rates, levels of consumer bankruptcies, customer loan and deposit preferences, and other general economic conditions.